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                                                                    EXHIBIT 31.4
                                  CERTIFICATION
                                  -------------

         I, N. Gregory Petrick, certify that:

         1. I have reviewed this quarterly report on Form 10-Q/A of Uni-Marts, Inc.

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.


Date:  May 28, 2004
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                                            /S/ N. GREGORY PETRICK
                                            --------------------------
                                            N. Gregory Petrick
                                            Chief Financial Officer